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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 5,
1998


                   THE POTOMAC EDISON COMPANY
     (Exact name of registrant as specified in its charter)

Maryland & Virginia      1-3376-2               13-5323955
(State or other          (Commission File       (IRS Employer
 jurisdiction of         Number)                Identification
 incorporation)                                 Number)


                     10435 Downsville Pike
                Hagerstown, Maryland 21740-1766

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400


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Item 5.   Other Events.

               On October 5, 1998, Allegheny Energy, Inc., parent company of The Potomac Edison Company, received a letter from DQE, Inc. purporting to terminate the Agreement and Plan of Merger between Allegheny Energy, Inc. and DQE, Inc. as of that date. Incorporated herein by reference is a press release issued on October 5, 1998, by Allegheny Energy, Inc., which describes legal action taken by Allegheny Energy, Inc. to enforce its merger agreement with DQE, Inc.
          Attached as Exhibit 99.1 is a copy of the press release.

Item 7    Exhibits

          Ex. 99.1       Press release dated October 5, 1998




                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                The Potomac Edison Company




Dated:  October 8, 1998         By:    /s/ Thomas K. Henderson
                                Name:      Thomas K. Henderson
                                Title:        Vice President


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                         EXHIBIT INDEX


Item No. 7          Exhibits

                    Ex.  99.1       Press release dated October 5, 1998